Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

March 31, 2011

OneBeacon Insurance Group, Ltd.

Address:

601 Carlson Parkway, Minnetonka, MN 55305 (U.S. Corporate Headquarters)

Internet address:

www.onebeacon.com

Common Stock

Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
Rating	A	A-	A	A2
Outlook	Stable	Stable	Stable	Negative

Transfer Agent	Company Contact
Wells Fargo Bank N.A.	Todd Mills
Shareowner Services	Treasurer
161 North Concord Exchange	781-332-7442
South St. Paul, MN 55075-1139
1-800-767-3330

This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

Table of Contents

Basis of Presentation	i - ii
Safe Harbor Statement	iii

Consolidated Results
Consolidated Financial Results	1
Consolidated Statements of Operations and Comprehensive Income	2
Comprehensive Income, Net Income and Operating Income (Loss)	3
Computation of Return on Equity Measures	4
Consolidated Balance Sheets	5
Book Value Per Share	6
Consolidated Pre-Tax Results from Operations	7
Consolidating Pre-Tax Results from Operations For the Three Months Ended March 31, 2010 and 2011	8
Consolidating Loss and LAE Reserve Summaries For the Three Months Ended March 31, 2010 and 2011	9

Specialty Insurance Operations
Pre-Tax Results from Operations	10
Consolidating Pre-Tax Results from Operations by Major Underwriting Unit For the Three Months Ended March 31, 2011	11
MGA Business - Pre-Tax Results from Operations	12
Specialty Industries - Pre-Tax Results from Operations	13
Specialty Products - Pre-Tax Results from Operations	14

Other Insurance Operations
Pre-Tax Results from Operations	15

Investing, Financing and Corporate Operations
Pre-Tax Results from Operations	16
Investment Results Pre-Tax	17
Investment Returns	18
Composition of Invested Assets	19
Capital Structure	20
Interest Coverage	21

OneBeacon Insurance Group, Ltd.

Basis of Presentation

Presentation

•       To better align its operating and reporting structure with the Company’s business profile as a result of the transactions described below, OneBeacon revised its segment structure during the fourth quarter of 2010.  As a result,  financial information included herein reflects results for Specialty Insurance Operations, Other Insurance Operations and Investing, Financing and Corporate Operations. Additionally, as part of the resegmention, agency results for business written on OneBeacon paper and in whch OneBeacon has an ownership interest have been reclassified within the underwriting results.  Financial information for the prior periods has been reclassified to confom to this presentation.

•        Specialty Insurance Operations  is a collection of niche businesses that are aggregated into three major underwriting units for financial reporting: MGA Business, Specialty Industries and Specialty Products.   MGA Business includes Collector Cars and Boats, A.W.G. Dewar and OneBeacon Entertainment.  Specialty Industries includes International Marine Underwriters, OneBeacon Technology Insurance, Specialty Accident and Health, OneBeacon Government Risks and OneBeacon Energy Group.  Specialty Products includes OneBeacon Professional Insurance (which now includes Financial Services), Property and Inland Marine, OneBeacon Specialty Property and OneBeacon Excess and Surplus.

•       Other Insurance Operations includes AutoOne Insurance, a division that offers products and services to assigned risk markets.  Other Insurance Operations also includes the non-specialty Commercial Lines business  that is subject to the renewal rights agreement with The Hanover Insurance Group that began with January 1, 2010 effective dates, the traditional personal lines business  that was subject to the sale  to Tower Group, Inc. completed July 1, 2010, other run-off business and certain purchase accounting adjustments relating to  OneBeacon’s acquisition by White Mountains.

•       Investing, Financing and Corporate Operations includes the investing and financing activities for OneBeacon on a consolidated basis, and certain other activities conducted through  the  top holding company, OneBeacon Insurance Group, Ltd., and its intermediate subsidiaries.

•       The key measure of relative underwriting performance for an insurance company is the combined ratio. An insurance company’s combined ratio under accounting principles generally accepted in the United States of America (“GAAP”) is calculated by adding the ratio of incurred loss and loss adjustment expenses (“LAE”) to earned premiums (the “loss and LAE ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•        NM - Not meaningful

Non-GAAP Financial Measures

•       This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures.  Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company’s financial performance.

•        Operating income (loss) is a non-GAAP financial measure that excludes net realized and unrealized investment gains (losses) and the related tax effects from net income (loss) attributable to OneBeacon’s common shareholders.  Management believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of net income (loss) attributable to OneBeacon’s common shareholders, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process. The reconciliation of net income (loss) attributable to OneBeacon’s common shareholders to operating income (loss) is included on page 3.

i

OneBeacon Insurance Group, Ltd.

Basis of Presentation (Continued)

Non-GAAP Financial Measures (continued)

•       Operating income (loss) per share is calculated by dividing operating income (loss) (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding.  Management believes that operating income (loss) per share is a useful alternative picture of the underlying operating activities of the Company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Net income (loss) attributable to OneBeacon’s common shareholders per share is the most directly comparable GAAP measure.  As described above, the reconciliation of net income (loss) attributable to OneBeacon’s common shareholders to operating income (loss) is included on page 3. The calculation of operating income (loss) per share is also included on page 3.

•       Adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and accumulated other comprehensive income (loss) (AOCI/L), the average of which is used in calculating operating returns, is derived by excluding cumulative net unrealized investment gains and losses and net foreign currency gains and losses on investments, after tax, and accumulated other comprehensive income or loss AOCI/L from OneBeacon’s common shareholders’ equity.  For the reasons described above, management believes that it is appropriate to remove the variability in the timing of unrealized investment gains and losses and net foreign currency gains and losses on investments, after tax, and other comprehensive income and loss items when analyzing certain performance measures.  The reconciliation of OneBeacon’s common shareholders’ equity, the most closely comparable GAAP measure, to adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and AOCI/L, is included on page 4.

•       Combined ratio before catastrophes; combined ratio before catastrophes and prior accident year development; and combined ratio before catastrophes, prior accident year development and long-term incentive compensation (LTIP) expense are non-GAAP financial measures which are derived by excluding catastrophes, prior accident year development and LTIP expense, individually and cumulatively from the GAAP combined ratio.  A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. Development on prior accident year losses generally results from changes in facts or events about the underlying loss or related loss adjustment expenses from that known and judgments made at the time the loss was incurred. Similar to catastrophe losses, development on prior accident year losses is not predictable.  OneBeacon expenses the full cost of all of its long-term incentive compensation.  OneBeacon believes that a discussion of the effect of catastrophes, prior accident year development and LTIP expense on the GAAP combined ratio is meaningful for investors to understand the variability of periodic earnings. The reconciliation of these non-GAAP financial measures to the GAAP combined ratio, the most closely comparable GAAP measure, is found on pages 7, 10, 11, 12, 13, 14 and 15.

•       Pre-tax operating income before interest expense on debt is a non-GAAP financial measure that excludes net realized and unrealized investment gains and losses as well as interest expense on debt from pre-tax income.  Management believes that pre-tax operating income before interest expense on debt provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of pre-tax income, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process. The reconciliation of pre-tax income to pre-tax operating income before interest expense on debt is included on page 21.

•       Interest coverage is calculated by dividing adjusted pre-tax operating income before interest expense on debt (a non-GAAP financial measure described above) by interest expense on debt.  Management believes that interest coverage is a useful supplement to understanding the Company’s capital position.  The reconciliation of the numerator to the most closely comparable GAAP measure is described above.  The calculation of interest coverage is included on page 21.

ii

OneBeacon Insurance Group, Ltd.

Safe Harbor Statement

Forward-looking statements contained in this presentation are based on the Company’s assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company’s investment portfolio, changes in accounting policies, and other factors identified in the Company’s Forms 10-Q and 10-K filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

iii

OneBeacon Insurance Group, Ltd.

Consolidated Financial Results

(in millions, except per share amounts)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2010	2010	2010	2010	2011	% Change
Highlights
Comprehensive income (see p.2 and 3)	$0.2	$8.6	$86.5	$29.5	$42.0	NM
Net income (see p.2 and 3)	—	8.6	86.8	22.9	41.9	NM
Operating income (loss) (see p.3)	(27.6)	18.0	53.3	26.1	26.9	197.6%

							As of	As of
							Dec 31, 2010	Mar 31, 2011	% Change
Per Share Amounts
Book value per share (see p.6)							$13.02	$13.26	1.8%
Growth in book value per share, including dividends, in the quarter on an IRR basis[1]									3.5%
Growth in book value per share, including dividends, in the last twelve months on an IRR basis [2]									13.4%
Common shares outstanding [3]							94.4	94.4	0.0%
Operating (loss) income per share (basic & diluted) (see p.3)	$(0.29)	$0.19	$0.56	$0.28	$0.28	196.6%
Weighted average common shares outstanding (basic & diluted) [3]	95.1	95.0	94.5	94.4	94.4	-0.7%

Financial Ratios						Point Change
GAAP ratios:
Specialty Insurance Operations (see p.12)
Loss and LAE ratio	57.9%	59.3%	51.7%	51.9%	54.8%	3.1
Expense ratio	38.1%	35.4%	38.7%	41.4%	39.5%	(1.4)
Combined ratio	96.0%	94.7%	90.4%	93.3%	94.3%	1.7

Consolidated (see p.7)
Loss and LAE ratio	73.6%	61.1%	56.6%	53.7%	54.9%	18.7
Expense ratio	37.9%	35.0%	37.8%	43.5%	39.2%	(1.3)
Combined ratio	111.5%	96.1%	94.4%	97.2%	94.1%	17.4

							As of	As of
							Dec 31, 2010	Mar 31, 2011	Change
Balance Sheet
Total investments (see p.5)							$3,266.0	$3,232.0	-1.0%
Total OneBeacon’s common shareholders’ equity (see p.5)							$1,229.0	$1,251.3	1.8%

Ratio of debt to total capital (see p.20)							25.5%	25.1%	0.4	pts

[1]     Internal rate of return (IRR) calculated based on beginning book value per share, dividends paid and ending book value per share.  Includes a quarterly dividend of $0.21 per share.

[2]     Internal rate of return (IRR) calculated based on beginning book value per share, dividends paid and ending book value per share.  Includes dividends of $0.84 per share (a quarterly dividend of $0.21 per share) and a special dividend of $2.50 per share paid in September 2010.

[3]     Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program.

OneBeacon Insurance Group, Ltd.

Consolidated Statements of Operations and Comprehensive Income

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2010	2010	2010	2010	2011	% Change

Earned premiums	$453.2	$428.3	$317.9	$288.3	$263.5	-42%
Net investment income	28.3	25.0	21.6	21.7	21.0	-26%
Net realized and unrealized investment gains (losses)	42.4	(14.4)	51.6	(5.0)	23.1	-46%
Net other (expenses) revenues	(0.8)	(10.0)	12.7	7.7	0.8	NM
Total revenues	523.1	428.9	403.8	312.7	308.4	-41%

Loss and LAE	333.7	261.9	179.9	154.7	144.6	-57%
Policy acquisition expenses	97.5	91.3	66.4	65.5	51.0	-48%
Other underwriting expenses	74.2	58.5	53.8	60.0	52.4	-29%
General and administrative expenses	4.3	3.0	2.1	3.6	2.3	-47%
Interest expense on debt	9.1	7.9	6.4	6.2	6.3	-31%
Total expenses	518.8	422.6	308.6	290.0	256.6	-51%

Pre-tax income	4.3	6.3	95.2	22.7	51.8	NM
Income tax (expense) benefit	(4.0)	2.8	(7.6)	0.2	(9.5)	NM

Net income including noncontrolling interests	0.3	9.1	87.6	22.9	42.3	NM
Less: Net income attributable to noncontrolling interests	(0.3)	(0.5)	(0.8)	—	(0.4)	33%

Net income attributable to OneBeacon’s common shareholders	—	8.6	86.8	22.9	41.9	NM
Other comprehensive income (loss) items	0.2	—	(0.3)	6.6	0.1	-50%

Comprehensive income attributable to OneBeacon’s common shareholders	$0.2	$8.6	$86.5	$29.5	$42.0	NM

OneBeacon Insurance Group, Ltd.

Comprehensive Income, Net Income and Operating Income (Loss)

(in millions, except per share amounts)

						Twelve
	Three Months Ended					Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Mar 31,
	2010	2010	2010	2010	2011	2011

Comprehensive income attributable to OneBeacon’s common shareholders	$0.2	$8.6	$86.5	$29.5	$42.0	$166.6

Net income attributable to OneBeacon’s common shareholders	$—	$8.6	$86.8	$22.9	$41.9	$160.2

Weighted average common shares outstanding [1]	95.1	95.0	94.5	94.4	94.4	94.6

Net income attributable to OneBeacon’s common shareholders per share	$—	$0.09	$0.92	$0.24	$0.44	$1.69

Net income attributable to OneBeacon’s common shareholders	$—	$8.6	$86.8	$22.9	$41.9	$160.2
Less:
Net realized and unrealized investment gains and losses	(42.4)	14.4	(51.6)	5.0	(23.1)	(55.3)
Tax effect on net realized and unrealized investment gains and losses	14.8	(5.0)	18.1	(1.8)	8.1	19.4
Operating (loss) income	$(27.6)	$18.0	$53.3	$26.1	$26.9	$124.3

Weighted average common shares outstanding [1]	95.1	95.0	94.5	94.4	94.4	94.6

Operating (loss) income per share	$(0.29)	$0.19	$0.56	$0.28	$0.28	$1.31

[1] Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program.

OneBeacon Insurance Group, Ltd.

Computation of Return on Equity Measures

($ in millions)

				Twelve Months
				Ended
				Mar 31, 2011
Numerator:
[A]	Comprehensive income attributable to OneBeacon’s common shareholders (see p. 3)			$166.6

[B]	Operating income (see p. 3)			$124.3

		As of	As of
		Mar 31, 2010	Mar 31, 2011	Average
Denominator:
[C]	OneBeacon’s common shareholders’ equity	$1,409.6	$1,251.3	$1,330.5

	Less:
	Cumulative net unrealized gains and losses and net foreign currency gains and losses on investments [1]	(173.5)	(154.2)
	Tax effect on cumulative net unrealized gains and losses and net foreign currency gains and losses on investments	60.7	54.0
	AOCI/L, after-tax	6.0	(0.4)

[D]	Adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and AOCI/L	$1,302.8	$1,150.7	$1,226.8

Returns:
	Comprehensive return on average OneBeacon’s common shareholders’ equity [ A / C]			12.5%

	Operating return on average adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and AOCI/L [ B / D]			10.1%

[1]

Cumulative net unrealized gains and losses and net foreign currency gains and losses on investments as of March 31, 2010 and 2011 includes unrealized gains and losses on investments held as well as deferred gains and losses relating to sales of investments to entities under common control.

OneBeacon Insurance Group, Ltd.

Consolidated Balance Sheets

As of December 31, 2010 and March 31, 2011

($ in millions)

	As of
	Dec 31, 2010	Mar 31, 2011	% Change
Assets
Investment securities
Fixed maturity investments	$2,415.5	$2,422.0	0%
Short-term investments	300.0	244.8	-18%
Common equity securities	285.3	309.9	9%
Convertible bonds	93.8	92.3	-2%
Other investments	171.4	163.0	-5%
Total investments	3,266.0	3,232.0	-1%

Cash	33.6	32.6	-3%
Reinsurance recoverable on paid and unpaid losses [1]	1,937.7	1,882.3	-3%
Premiums receivable	275.0	260.5	-5%
Deferred acquisition costs	114.5	112.0	-2%
Ceded unearned premiums	113.9	58.4	-49%
Investment income accrued	19.4	18.1	-7%
Other assets	406.6	399.7	-2%
Total assets	$6,166.7	$5,995.6	-3%

Liabilities
Loss and LAE reserves [1]	$3,295.5	$3,224.7	-2%
Unearned premiums	627.5	586.5	-7%
Debt	419.6	419.6	0%
Ceded reinsurance payable	149.3	90.4	-39%
Other liabilities	425.9	403.4	-5%
Total liabilities	4,917.8	4,724.6	-4%

OneBeacon’s common shareholders’ equity and noncontrolling interests
OneBeacon’s common shareholders’ equity:
Common shares and paid-in surplus	1,000.5	1,000.6	0%
Retained earnings	228.2	250.3	10%
Accumulated other comprehensive income (loss), after tax:
Other comprehensive income and loss items	0.3	0.4	33%
Total OneBeacon’s common shareholders’ equity	1,229.0	1,251.3	2%
Total noncontrolling interests	19.9	19.7	-1%
Total OneBeacon’s common shareholders’ equity and noncontrolling interests	1,248.9	1,271.0	2%
Total liabilities, OneBeacon’s common shareholders’ equity and noncontrolling interests	$6,166.7	$5,995.6	-3%

[1] In connection with purchase accounting for the OneBeacon Acquisition, OneBeacon was required to adjust to fair value its loss and LAE reserves and the related reinsurance recoverables on the acquired balance sheet. This adjustment is being accreted ratably with and over the period the claims are settled. As of December 31, 2010 and March 31, 2011, the balances of these purchase accounting adjustments were $176.5 and $173.2, respectively.

OneBeacon Insurance Group, Ltd.

Book Value Per Share

(in millions, except per share amounts)

	As of	As of
	Dec 31, 2010	Mar 31, 2011
Numerator:
OneBeacon’s common shareholders’ equity	$1,229.0	$1,251.3

Denominator:
Common shares outstanding [1]	94.4	94.4

Book value per share	$13.02	$13.26

[1] Includes the impact of repurchases of Class A common shares made through the Company’s share repurchase program.

OneBeacon Insurance Group, Ltd.

Consolidated Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2010	2010	2010	2010	2011	% Change
Net written premiums	$371.5	$343.9	$287.7	$233.2	$278.1	-25%
Earned premiums	453.2	428.3	317.9	288.3	263.5	-42%

Loss and LAE
Current year	(339.7)	(280.2)	(191.7)	(169.7)	(149.7)	-56%
Prior year fav (unfav)	6.0	18.3	11.8	15.0	5.1	-15%
Total loss and LAE	(333.7)	(261.9)	(179.9)	(154.7)	(144.6)	-57%

Policy acquisition expenses	(97.5)	(91.3)	(66.4)	(65.5)	(51.0)	-48%
Other underwriting expenses	(74.2)	(58.5)	(53.8)	(60.0)	(52.4)	-29%
Underwriting (loss) income	(52.2)	16.6	17.8	8.1	15.5	-130%

Net investment income	28.3	25.0	21.6	21.7	21.0	-26%
Net realized and unrealized investment gains (losses)	42.4	(14.4)	51.6	(5.0)	23.1	-46%
Net other revenues (expenses)	(0.8)	(10.0)	12.7	7.7	0.8	-200%
General and administrative expenses	(4.3)	(2.9)	(2.1)	(3.6)	(2.3)	-47%
Interest expense on debt	(9.1)	(7.9)	(6.4)	(6.2)	(6.3)	-31%
Pre-tax income	$4.3	$6.4	$95.2	$22.7	$51.8	NM

GAAP ratios						Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	65.1%	63.1%	61.3%	57.4%	54.0%	11.1
Cat loss and LAE incurred CAY	9.8%	2.3%	-1.0%	1.5%	2.8%	7.0
Total loss and LAE CAY	74.9%	65.4%	60.3%	58.9%	56.8%	18.0
Prior year: (fav) unfav
Non-cat loss and LAE incurred PAY	-1.2%	-4.3%	-3.3%	-2.3%	-3.0%	1.8
Cat loss and LAE incurred PAY	-0.1%	0.0%	-0.4%	-2.9%	1.1%	(1.2)
Total loss and LAE PAY	-1.3%	-4.3%	-3.7%	-5.2%	-1.9%	0.6
Total loss and LAE	73.6%	61.1%	56.6%	53.7%	54.9%	18.7

Policy acquisition expenses	21.5%	21.3%	20.9%	22.7%	19.4%	2.1
Other underwriting expenses	16.4%	13.7%	16.9%	20.8%	19.8%	(3.4)
Total expenses	37.9%	35.0%	37.8%	43.5%	39.2%	(1.3)

GAAP combined ratio	111.5%	96.1%	94.4%	97.2%	94.1%	17.4

Combined ratio before catastrophes	101.8%	93.8%	95.8%	98.6%	90.2%	11.6

Combined ratio before catastrophes and prior year development	103.0%	98.2%	99.1%	100.9%	93.2%	9.9

Long-term incentive compensation (LTIP) expense	2.6%	0.9%	1.7%	1.4%	2.0%	0.6

Combined ratio before catastrophes, prior year development and LTIP expense	100.4%	97.3%	97.4%	99.5%	91.2%	9.3

OneBeacon Insurance Group, Ltd.

Consolidating Pre-Tax Results from Operations

For the Three Months Ended March 31, 2010 and 2011

($ in millions)

	Specialty Insurance		Other Insurance		Investing, Financing and
	Operations		Operations		Corporate Operations		Consolidated
	2010	2011	2010	2011	2010	2011	2010	2011

Earned premiums	$235.9	$241.9	$217.3	$21.6	$—	$—	$453.2	$263.5
Loss and LAE	(136.5)	(132.6)	(197.2)	(12.0)	—	—	(333.7)	(144.6)
Policy acquisition expenses	(48.3)	(49.2)	(49.2)	(1.8)	—	—	(97.5)	(51.0)
Other underwriting expenses	(41.1)	(46.4)	(33.1)	(6.0)	—	—	(74.2)	(52.4)
Underwriting income (loss)	10.0	13.7	(62.2)	1.8	—	—	(52.2)	15.5

Net investment income	—	—	—	—	28.3	21.0	28.3	21.0
Net realized and unrealized investment gains	—	—	—	—	42.4	23.1	42.4	23.1
Net other revenues (expenses)	0.2	0.1	—	0.9	(1.0)	(0.2)	(0.8)	0.8
General and administrative expenses	(0.3)	(0.5)	(0.5)	—	(3.5)	(1.8)	(4.3)	(2.3)
Interest expense on debt	—	—	—	—	(9.1)	(6.3)	(9.1)	(6.3)
Pre-tax income (loss)	$9.9	$13.3	$(62.7)	$2.7	$57.1	$35.8	$4.3	$51.8

Ratios:
Loss and LAE	57.9%	54.8%	90.7%	55.6%			73.6%	54.9%
Expense	38.1%	39.5%	37.9%	36.1%			37.9%	39.2%
Total GAAP combined	96.0%	94.3%	128.6%	91.7%			111.5%	94.1%

OneBeacon Insurance Group, Ltd.

Consolidating Loss and LAE Reserve Summaries

For the Three Months Ended March 31, 2010 and 2011

($ in millions)

	Specialty Insurance Operations				Other Insurance Operations				Consolidated
	2010		2011		2010		2011		2010		2011

Gross beginning loss and LAE reserves [1]	$704.7		$841.5		$3,230.1		$2,454.0		$3,934.8		$3,295.5
Less beginning reinsurance recoverable on unpaid losses [1]	(46.4)		(60.1)		(2,146.5)		(1,833.1)		(2,192.9)		(1,893.2)
Net loss and LAE reserves	658.3		781.4		1,083.6		620.9		1,741.9		1,402.3

Loss and LAE incurred:
Current accident year	139.2		133.8		200.5		15.9		339.7		149.7
Prior accident year	(2.7)		(1.2)		(3.3)		(3.9)		(6.0)		(5.1)
Total incurred losses	136.5		132.6		197.2		12.0		333.7		144.6

Loss and LAE paid:
Current accident year	(18.0)		(21.6)		(55.0)		(6.5)		(73.0)		(28.1)
Prior accident year	(59.8)		(101.2)		(152.3)		(56.9)		(212.1)		(158.1)
Total paid losses	(77.8)		(122.8)		(207.3)		(63.4)		(285.1)		(186.2)
Net ending loss and LAE reserve	717.0		791.2		1,073.5		569.5		1,790.5		1,360.7
Plus ending reinsurance recoverable on unpaid losses [1]	54.8		54.9		2,146.0		1,809.1		2,200.8		1,864.0
Gross ending loss and LAE reserves [1]	$771.8		$846.1		$3,219.5		$2,378.6		$3,991.3		$3,224.7

Earned premiums	$235.9		$241.9		$217.3		$21.6		$453.2		$263.5
Calendar year loss and LAE paid ratio	33.0%		50.8%		95.4%		293.5%		62.9%		70.7%
Calendar year loss and LAE incurred ratio	57.9%		54.8%		90.7%		55.6%		73.6%		54.9%
Prior accident year development	(1.1	) pts	(0.5	) pts	(1.5	) pts	(18.5	) pts	(1.3	) pts	(1.9	) pts
Current accident year loss and LAE paid to incurred ratio	12.9%		16.1%		27.4%		40.9%		21.5%		18.8%

[1] Gross beginning and ending loss and LAE reserves and reinsurance recoverables on unpaid losses for Other Insurance Operations and Consolidated include purchase accounting adjustments relating the OneBeacon Acquisition.  (See p.5.)

OneBeacon Insurance Group, Ltd.

Specialty Insurance Operations - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2010	2010	2010	2010	2011	% Change

Net written premiums	$260.3	$237.8	$273.5	$216.4	$258.3	-1%
Earned premiums	235.9	241.2	249.6	252.5	241.9	3%

Loss and LAE
Current year	(139.2)	(151.4)	(136.3)	(140.7)	(133.8)	-4%
Prior year fav (unfav)	2.7	8.3	7.4	9.6	1.2	-56%
Total loss and LAE	(136.5)	(143.1)	(128.9)	(131.1)	(132.6)	-3%

Policy acquisition expenses	(48.3)	(50.9)	(54.1)	(59.4)	(49.2)	2%
Other underwriting expenses	(41.1)	(34.8)	(42.6)	(45.1)	(46.4)	13%
Underwriting income	10.0	12.4	24.0	16.9	13.7	37%

Net other revenues (expenses)	0.2	0.6	0.6	1.3	0.1	-50%
General and administrative expenses	(0.3)	(0.5)	(0.7)	(0.8)	(0.5)	67%
Pre-tax income	$9.9	$12.5	$23.9	$17.4	$13.3	35%

GAAP ratios						Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	54.6%	58.6%	55.6%	54.4%	52.3%	2.3
Cat loss and LAE incurred CAY	4.4%	4.2%	-0.9%	1.3%	3.0%	1.4
Total loss and LAE CAY	59.0%	62.8%	54.7%	55.7%	55.3%	3.7
Prior year: (fav) unfav
Non-cat loss and LAE incurred PAY	-1.3%	-3.4%	-3.0%	-0.9%	-1.2%	(0.1)
Cat loss and LAE incurred PAY	0.2%	-0.1%	0.0%	-2.9%	0.7%	(0.5)
Total loss and LAE PAY	-1.1%	-3.5%	-3.0%	-3.8%	-0.5%	(0.6)
Total loss and LAE	57.9%	59.3%	51.7%	51.9%	54.8%	3.1

Policy acquisition expenses	20.7%	21.0%	21.6%	23.5%	20.3%	0.4
Other underwriting expenses	17.4%	14.4%	17.1%	17.9%	19.2%	(1.8)
Total expenses	38.1%	35.4%	38.7%	41.4%	39.5%	(1.4)

GAAP combined ratio	96.0%	94.7%	90.4%	93.3%	94.3%	1.7

Combined ratio before catastrophes	91.4%	90.6%	91.3%	94.9%	90.6%	0.8

Combined ratio before catastrophes and prior year development	92.7%	94.0%	94.3%	95.8%	91.8%	0.9

Long-term incentive compensation (LTIP) expense	2.6%	1.2%	1.9%	1.3%	1.9%	0.7

Combined ratio before catastrophes, prior year development and LTIP expense	90.1%	92.8%	92.4%	94.5%	89.9%	0.2

OneBeacon Insurance Group, Ltd.

Specialty Insurance Operations

Consolidating Pre-Tax Results from Operations by Major Underwriting Unit

For the Three Months Ended March 31, 2011

($ in millions)

	MGA	Specialty	Specialty	Specialty Insurance
	Business	Industries	Products	Operations

Net written premiums	$48.5	$85.6	$124.2	$258.3
Earned premiums	66.0	80.9	95.0	241.9

Loss and LAE
Current year	(25.5)	(49.3)	(59.0)	(133.8)
Prior year fav (unfav)	(4.4)	3.2	2.4	1.2
Total loss and LAE	(29.9)	(46.1)	(56.6)	(132.6)

Policy acquisition expenses	(21.3)	(14.8)	(13.1)	(49.2)
Other underwriting expenses	(6.5)	(19.5)	(20.4)	(46.4)
Underwriting income	8.3	0.5	4.9	13.7

Net other revenues	0.1	—	—	0.1
General and administrative expenses	(0.5)	—	—	(0.5)
Pre-tax income	$7.9	$0.5	$4.9	$13.3

GAAP ratios
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	38.1%	55.2%	59.7%	52.3%
Cat loss and LAE incurred CAY	0.5%	5.7%	2.5%	3.0%
Total loss and LAE CAY	38.6%	60.9%	62.2%	55.3%
Prior year (fav) unfav
Non-cat loss and LAE incurred PAY	6.4%	-4.8%	-3.5%	-1.2%
Cat loss and LAE incurred PAY	0.3%	0.9%	0.9%	0.7%
Total loss and LAE PAY	6.7%	-3.9%	-2.6%	-0.5%
Total loss and LAE	45.3%	57.0%	59.6%	54.8%

Policy acquisition expenses	32.3%	18.3%	13.8%	20.3%
Other underwriting expenses	9.8%	24.1%	21.5%	19.2%
Total expenses	42.1%	42.4%	35.3%	39.5%

GAAP combined ratio	87.4%	99.4%	94.9%	94.3%

Combined ratio before catastrophes	86.6%	92.8%	91.5%	90.6%

Combined ratio before catastrophes and prior year development	80.2%	97.6%	95.0%	91.8%

Long-term incentive compensation (LTIP) expense	1.2%	2.3%	2.1%	1.9%

Combined ratio before catastrophes, prior year development and LTIP expense	79.0%	95.3%	92.9%	89.9%

OneBeacon Insurance Group, Ltd.

MGA Business - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2010	2010	2010	2010	2011	% Change
Net written premiums	$46.7	$68.5	$102.7	$51.3	$48.5	4%
Earned premiums	63.2	67.2	65.7	69.9	66.0	4%

Loss and LAE
Current year	(27.3)	(37.3)	(34.8)	(31.5)	(25.5)	-7%
Prior year fav (unfav)	(3.0)	0.6	3.0	(2.2)	(4.4)	NM
Total loss and LAE	(30.3)	(36.7)	(31.8)	(33.7)	(29.9)	-1%

Policy acquisition expenses	(21.0)	(20.9)	(24.2)	(27.7)	(21.3)	2%
Other underwriting expenses	(4.1)	(2.9)	(4.6)	(5.0)	(6.5)	58%
Underwriting income	7.8	6.7	5.1	3.5	8.3	7%

Net other revenues	0.2	0.6	0.5	0.6	0.1	-50%
General and administrative expenses	(0.3)	(0.5)	(0.6)	(0.8)	(0.5)	67%
Pre-tax income	$7.7	$6.8	$5.0	$3.3	$7.9	3%

GAAP ratios						Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	40.0%	53.5%	53.3%	44.3%	38.1%	1.9
Cat loss and LAE incurred CAY	3.0%	1.9%	-0.3%	0.7%	0.5%	2.5
Total loss and LAE CAY	43.0%	55.4%	53.0%	45.0%	38.6%	4.4
Prior year: (fav) unfav
Non-cat loss and LAE incurred PAY	5.5%	-0.9%	-4.7%	3.2%	6.4%	(0.9)
Cat loss and LAE incurred PAY	-0.7%	0.0%	0.0%	0.0%	0.3%	(1.0)
Total loss and LAE PAY	4.8%	-0.9%	-4.7%	3.2%	6.7%	(1.9)
Total loss and LAE	47.8%	54.5%	48.3%	48.2%	45.3%	2.5

Policy acquisition expenses	33.2%	31.2%	36.9%	39.6%	32.3%	0.9
Other underwriting expenses	6.5%	4.5%	7.0%	7.0%	9.8%	(3.3)
Total expenses	39.7%	35.7%	43.9%	46.6%	42.1%	(2.4)

GAAP combined ratio	87.5%	90.2%	92.2%	94.8%	87.4%	0.1

Combined ratio before catastrophes	85.2%	88.3%	92.5%	94.1%	86.6%	(1.4)

Combined ratio before catastrophes and prior year development	79.7%	89.2%	97.2%	90.9%	80.2%	(0.5)

Long-term incentive compensation (LTIP) expense	1.7%	0.6%	1.3%	1.1%	1.2%	0.5

Combined ratio before catastrophes, prior year development and LTIP expense	78.0%	88.6%	95.9%	89.8%	79.0%	(1.0)

OneBeacon Insurance Group, Ltd.

Specialty Industries - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2010	2010	2010	2010	2011	% Change
Net written premiums	$77.6	$86.5	$75.7	$77.8	$85.6	10%
Earned premiums	72.5	73.8	76.7	79.2	80.9	12%

Loss and LAE
Current year	(41.9)	(38.9)	(40.5)	(40.9)	(49.3)	18%
Prior year fav (unfav)	(0.9)	—	(1.0)	0.6	3.2	NM
Total loss and LAE	(42.8)	(38.9)	(41.5)	(40.3)	(46.1)	8%

Policy acquisition expenses	(12.8)	(14.8)	(15.2)	(15.1)	(14.8)	16%
Other underwriting expenses	(17.0)	(15.1)	(17.0)	(19.3)	(19.5)	15%
Underwriting (loss) income	(0.1)	5.0	3.0	4.5	0.5	NM

Net other revenues	—	—	0.1	—	—	0%
General and administrative expenses	—	—	(0.1)	—	—	0%
Pre-tax (loss) income	$(0.1)	$5.0	$3.0	$4.5	$0.5	NM

GAAP ratios						Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	55.0%	50.1%	53.5%	50.8%	55.2%	(0.2)
Cat loss and LAE incurred CAY	2.8%	2.6%	-0.7%	0.9%	5.7%	(2.9)
Total loss and LAE CAY	57.8%	52.7%	52.8%	51.7%	60.9%	(3.1)
Prior year: (fav) unfav
Non-cat loss and LAE incurred PAY	0.3%	0.4%	1.4%	-1.2%	-4.8%	5.1
Cat loss and LAE incurred PAY	0.9%	-0.4%	-0.1%	0.4%	0.9%	—
Total loss and LAE PAY	1.2%	0.0%	1.3%	-0.8%	-3.9%	5.1
Total loss and LAE	59.0%	52.7%	54.1%	50.9%	57.0%	2.0

Policy acquisition expenses	17.7%	20.0%	19.9%	19.1%	18.3%	(0.6)
Other underwriting expenses	23.5%	20.4%	22.2%	24.3%	24.1%	(0.6)
Total expenses	41.2%	40.4%	42.1%	43.4%	42.4%	(1.2)

GAAP combined ratio	100.2%	93.1%	96.2%	94.3%	99.4%	0.8

Combined ratio before catastrophes	96.5%	90.9%	97.0%	93.0%	92.8%	3.7

Combined ratio before catastrophes and prior year development	96.2%	90.5%	95.6%	94.2%	97.6%	(1.4)

Long-term incentive compensation (LTIP) expense	3.5%	1.6%	2.5%	1.0%	2.3%	1.2

Combined ratio before catastrophes, prior year development and LTIP expense	92.7%	88.9%	93.1%	93.2%	95.3%	(2.6)

OneBeacon Insurance Group, Ltd.

Specialty Products - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2010	2010	2010	2010	2011	% Change
Net written premiums	$136.0	$82.8	$95.1	$87.3	$124.2	-9%
Earned premiums	100.2	100.2	107.2	103.4	95.0	-5%

Loss and LAE
Current year	(70.0)	(75.2)	(61.0)	(68.3)	(59.0)	-16%
Prior year fav (unfav)	6.6	7.7	5.4	11.2	2.4	-64%
Total loss and LAE	(63.4)	(67.5)	(55.6)	(57.1)	(56.6)	-11%

Policy acquisition expenses	(14.5)	(15.2)	(14.7)	(16.6)	(13.1)	-10%
Other underwriting expenses	(20.0)	(16.8)	(21.0)	(20.8)	(20.4)	2%
Underwriting income	2.3	0.7	15.9	8.9	4.9	115%

Net other revenues	—	—	—	0.7	—	NM
General and administrative expenses	—	—	—	—	—	0%
Pre-tax income	$2.3	$0.7	$15.9	$9.6	$4.9	115%

GAAP ratios						Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	63.4%	68.3%	58.3%	64.2%	59.7%	3.7
Cat loss and LAE incurred CAY	6.4%	6.8%	-1.5%	1.9%	2.5%	3.9
Total loss and LAE CAY	69.8%	75.1%	56.8%	66.1%	62.2%	7.6
Prior year: (fav) unfav
Non-cat loss and LAE incurred PAY	-6.7%	-7.8%	-5.0%	-3.5%	-3.5%	(3.2)
Cat loss and LAE incurred PAY	0.2%	0.1%	0.1%	-7.4%	0.9%	(0.7)
Total loss and LAE PAY	-6.5%	-7.7%	-4.9%	-10.9%	-2.6%	(3.9)
Total loss and LAE	63.3%	67.4%	51.9%	55.2%	59.6%	3.7

Policy acquisition expenses	14.5%	15.1%	13.7%	16.1%	13.8%	0.8
Other underwriting expenses	19.9%	16.8%	19.6%	20.2%	21.5%	(1.6)
Total expenses	34.4%	31.9%	33.3%	36.3%	35.3%	(0.8)

GAAP combined ratio	97.7%	99.3%	85.2%	91.5%	94.9%	2.8

Combined ratio before catastrophes	91.1%	92.4%	86.6%	97.0%	91.5%	(0.4)

Combined ratio before catastrophes and prior year development	97.8%	100.2%	91.6%	100.5%	95.0%	2.8

Long-term incentive compensation (LTIP) expense	2.5%	1.2%	1.8%	1.8%	2.1%	0.4

Combined ratio before catastrophes, prior year development and LTIP expense	95.3%	99.0%	89.8%	98.7%	92.9%	2.4

OneBeacon Insurance Group, Ltd.

Other Insurance Operations - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2010	2010	2010	2010	2011	% Change
Net written premiums	$111.2	$106.1	$14.2	$16.8	$19.8	-82%
Earned premiums	217.3	187.1	68.3	35.8	21.6	-90%

Loss and LAE
Current year	(200.5)	(128.8)	(55.4)	(29.0)	(15.9)	-92%
Prior year fav (unfav)	3.3	10.0	4.4	5.4	3.9	19%
Total loss and LAE	(197.2)	(118.8)	(51.0)	(23.6)	(12.0)	-94%

Policy acquisition expenses	(49.2)	(40.4)	(12.3)	(6.1)	(1.8)	-96%
Other underwriting expenses	(33.1)	(23.7)	(11.2)	(14.9)	(6.0)	-82%
Underwriting (loss) income	(62.2)	4.2	(6.2)	(8.8)	1.8	-103%

Net other revenues	—	—	12.2	6.5	0.9	NM
General and administrative expenses	(0.5)	(0.2)	0.6	—	—	NM
Pre-tax (loss) income	$(62.7)	$4.0	$6.6	$(2.3)	$2.7	-104%

GAAP ratios						Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	76.6%	68.7%	80.0%	77.6%	74.1%	2.5
Cat loss and LAE incurred CAY	15.6%	0.1%	1.2%	3.3%	0.0%	15.6
Total loss and LAE CAY	92.2%	68.8%	81.2%	80.9%	74.1%	18.1
Prior year: (fav) unfav
Non-cat loss and LAE incurred PAY	-1.2%	-5.1%	-8.6%	-11.9%	-23.1%	21.9
Cat loss and LAE incurred PAY	-0.3%	-0.2%	2.2%	-3.1%	4.6%	(4.9)
Total loss and LAE PAY	-1.5%	-5.3%	-6.4%	-15.0%	-18.5%	17.0
Total loss and LAE	90.7%	63.5%	74.8%	65.9%	55.6%	35.1

Policy acquisition expenses	22.7%	21.6%	18.1%	17.0%	8.3%	14.4
Other underwriting expenses	15.2%	12.7%	16.5%	41.7%	27.8%	(12.6)
Total expenses	37.9%	34.2%	34.5%	58.7%	36.1%	1.8

GAAP combined ratio	128.6%	97.7%	109.4%	124.6%	91.7%	36.9

Combined ratio before catastrophes	113.3%	97.8%	106.0%	124.4%	87.1%	26.2

Combined ratio before catastrophes and prior year development	114.5%	102.9%	114.6%	136.3%	110.2%	4.3

Long-term incentive compensation (LTIP) expense	2.6%	0.5%	1.0%	1.9%	2.8%	(0.2)

Combined ratio before catastrophes, prior year development and LTIP expense	111.9%	102.4%	113.6%	134.4%	107.4%	4.5

OneBeacon Insurance Group, Ltd.

Investing, Financing and Corporate Operations - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2010	2010	2010	2010	2011	% Change

Net investment income	$28.3	$25.0	$21.6	$21.7	$21.0	-26%
Net realized and unrealized investment gains (losses)	42.4	(14.4)	51.6	(5.0)	23.1	-46%
Net other revenues (expenses)	(1.0)	(10.6)	(0.1)	(0.1)	(0.2)	-81%
General and administrative expenses	(3.5)	(2.3)	(2.0)	(2.8)	(1.8)	-49%
Interest expense on debt	(9.1)	(7.9)	(6.4)	(6.2)	(6.3)	-31%
Pre-tax income (loss)	$57.1	$(10.2)	$64.7	$7.6	$35.8	-37%

OneBeacon Insurance Group, Ltd.

Investment Results Pre-Tax

($ in millions)

	Three Months Ended					Year Over
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Year 3 Mo
	2010	2010	2010	2010	2011	% Change
Net investment income

Fixed maturity investments	$27.7	$24.3	$21.3	$21.2	$20.4	-26%
Short-term investments	0.1	0.4	0.2	0.1	—	-100%
Common equity securities	0.8	1.1	1.1	1.2	1.4	75%
Convertible bonds	1.6	1.4	1.2	1.0	1.0	-38%
Other investments	0.4	0.2	(0.1)	0.3	—	NM
Total investment income	30.6	27.4	23.7	23.8	22.8	-25%
Less investment expenses	2.3	2.4	2.1	2.1	1.8	-22%
Net investment income	$28.3	$25.0	$21.6	$21.7	$21.0	-26%

Net realized investment (losses) gains
Fixed maturity investments	$24.4	$5.6	$16.1	$10.1	$7.2	-70%
Short-term investments	—	—	—	—	—	0%
Common equity securities	0.3	1.3	(0.3)	2.9	2.7	NM
Convertible bonds	4.1	6.4	3.9	1.8	3.3	-20%
Other investments	(2.4)	(0.5)	2.6	5.6	4.8	NM
Net realized investment (losses) gains	$26.4	$12.8	$22.3	$20.4	$18.0	-32%

Change in net unrealized investment gains (losses)
Fixed maturity investments	$(1.8)	$0.9	$5.2	$(45.2)	$(2.9)	-61%
Short-term investments	—	—	—	—	—	0%
Common equity securities	7.2	(11.8)	23.4	17.8	8.5	18%
Convertible bonds	2.1	(10.5)	2.2	1.5	(2.2)	NM
Other investments	6.2	(2.5)	0.2	0.1	1.6	-74%
Change in net unrealized investment gains (losses)	$13.7	$(23.9)	$31.0	$(25.8)	$5.0	-64%

Change in net unrealized foreign currency translation
Fixed maturity investments	$2.6	$(2.7)	$(1.8)	$0.4	$0.1	-96%
Short-term investments	(0.3)	(0.6)	0.1	(0.1)	—	-100%
Common equity securities	—	—	—	0.1	—	NM
Convertible bonds	—	—	—	—	—	0%
Other investments	—	—	—	—	—	0%
Change in net unrealized foreign currency translation	$2.3	$(3.3)	$(1.7)	$0.4	$0.1	-96%

Total investment return
Fixed maturity investments	$52.9	$28.1	$40.8	$(13.5)	$24.8	-53%
Short-term investments	(0.2)	(0.2)	0.3	—	—	-100%
Common equity securities	8.3	(9.4)	24.2	22.0	12.6	52%
Convertible bonds	7.8	(2.7)	7.3	4.3	2.1	-73%
Other investments	4.2	(2.8)	2.7	6.0	6.4	52%
Total investment return	$73.0	$13.0	$75.3	$18.8	$45.9	-37%

Inflation adjustment included in net investment income	$0.5	$1.2	$—	$—	$1.1	120%

OneBeacon Insurance Group, Ltd.

Investment Returns

($ in millions)

	Three Months Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,
	2010	2010 [1]	2010 [1]	2010	2011
Average market value of investments
Fixed maturity investments	$2,664.0	$2,262.0	$2,242.0	$2,360.0	$2,418.2
Short-term investments	806.6	1,064.8	763.3	382.8	272.4
Common equity securities	216.7	240.4	249.0	274.0	297.6
Convertible bonds	175.9	152.1	113.6	93.8	93.5
Other investments	153.3	169.9	181.7	177.8	167.2
Total average market value	$4,016.5	$3,889.2	$3,549.6	$3,288.4	$3,248.9

Investment returns
Fixed maturity investments	2.0%	1.2%	1.8%	-0.6%	1.0%
Short-term investments	0.0%	0.0%	0.0%	0.0%	0.0%
Total fixed income	1.5%	0.8%	1.4%	-0.5%	0.9%
Common equity securities	3.8%	-3.9%	9.7%	8.0%	4.2%
Convertible fixed maturities	4.4%	-1.8%	6.4%	4.6%	2.2%
Total common equity & convertible fixed maturity securities	4.1%	-3.1%	8.7%	7.2%	3.8%
Other investments	2.7%	-1.6%	1.5%	3.4%	3.8%
Total common equity, convertible fixed maturity securities & other investments	3.7%	-2.6%	6.3%	5.9%	3.8%

Total return	1.8%	0.3%	2.1%	0.6%	1.4%

Average amortized cost of investments
Fixed maturity investments	$2,569.3	$2,167.3	$2,146.0	$2,284.1	$2,364.0
Short-term investments	804.9	1,063.6	762.3	380.7	271.9
Common equity securities	201.6	227.8	230.5	234.8	245.3
Convertible fixed maturities	158.6	139.0	104.6	82.9	82.7
Other investments	126.8	141.4	154.5	150.5	139.0
Total average amortized cost	$3,861.2	$3,739.1	$3,397.9	$3,133.0	$3,102.9

Investment yield
Fixed maturity investments	1.1%	1.1%	1.0%	0.9%	0.9%
Short-term investments	0.0%	0.0%	0.0%	0.0%	0.0%
Common equity securities	0.4%	0.5%	0.5%	0.5%	0.6%
Convertible fixed maturities	1.0%	1.0%	1.1%	1.2%	1.2%
Other investments	0.3%	0.1%	-0.1%	0.2%	0.0%

Total investment yield	0.8%	0.7%	0.7%	0.8%	0.7%

[1]   For the three months ended June 30, 2010 and September 30, 2010, average market value of investments and amortized cost of investments were calculated prior to the reclassification of assets sold as part of the Personal Lines Transaction which were required to be presented separately in the June 30, 2010 consolidated balance sheet.

OneBeacon Insurance Group, Ltd.

Composition of Invested Assets

($ in millions)

	Mar 31, 2010		Jun 30, 2010 [1]		Sep 30, 2010		Dec 31, 2010		Mar 31, 2011
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturity investments	$2,344.5	58.8%	$2,179.6	57.6%	$2,304.4	69.6%	$2,415.5	74.0%	$2,422.0	74.9%
Short-term investments	1,068.8	26.8%	1,061.0	28.0%	465.6	14.1%	300.0	9.2%	244.8	7.6%
Common stock	245.6	6.1%	235.2	6.2%	262.7	7.9%	285.3	8.7%	309.9	9.6%
Convertible bonds	170.9	4.3%	133.4	3.5%	93.8	2.8%	93.8	2.9%	92.3	2.9%
Other investments	160.5	4.0%	179.1	4.7%	184.3	5.6%	171.4	5.2%	163.0	5.0%
Total investments, market value	$3,990.3	100.0%	$3,788.3	100.0%	$3,310.8	100.0%	$3,266.0	100.0%	$3,232.0	100.0%

Inflation indexed treasuries	$217.6	9.3%	$215.3	9.9%	$210.3	9.1%	$204.1	8.4%	$88.0	3.6%
Other U.S. government obligations	203.6	8.7%	58.0	2.7%	50.8	2.2%	46.6	1.9%	167.2	6.9%
Debt securities issued by industrial corporations	958.2	40.8%	895.7	41.1%	887.6	38.5%	948.6	39.3%	934.8	38.6%
Municipal obligations	1.9	0.1%	1.9	0.1%	3.0	0.1%	2.1	0.1%	2.0	0.1%
Asset-backed securities	874.3	37.3%	909.8	41.7%	1,055.9	45.9%	1,117.4	46.2%	1,135.9	47.0%
Foreign government obligations	16.6	0.7%	20.1	0.9%	14.4	0.6%	13.3	0.6%	8.3	0.3%
Preferred stocks	72.3	3.1%	78.8	3.6%	82.4	3.6%	83.4	3.5%	85.8	3.5%
Total fixed maturity investments, market value	$2,344.5	100.0%	$2,179.6	100.0%	$2,304.4	100.0%	$2,415.5	100.0%	$2,422.0	100.0%

Government bonds	$409.5	18.2%	$263.8	12.6%	$260.9	11.8%	$241.7	10.2%	$250.2	10.6%
AAA/Aaa	834.7	37.1%	880.2	42.2%	1,023.0	46.3%	1,107.8	47.0%	1,103.0	46.5%
AA/Aa	52.0	2.3%	43.7	2.1%	65.2	3.0%	93.6	4.0%	78.6	3.3%
A/A	267.4	11.9%	269.8	12.9%	350.9	15.9%	390.5	16.5%	387.8	16.4%
BBB/Baa	580.9	25.8%	526.1	25.2%	425.6	19.3%	446.1	18.9%	464.8	19.6%
Other/not rated	104.6	4.7%	101.7	5.0%	81.1	3.7%	80.0	3.4%	84.5	3.6%
Total fixed maturities, amortized cost	$2,249.1	100.0%	$2,085.3	100.0%	$2,206.7	100.0%	$2,359.7	100.0%	$2,368.9	100.0%

[1]    Invested assets as of June 30, 2010 represent assets held prior to the reclassification of assets being sold as part of the Personal Lines Transaction which were required to be presented separately in the June 30, 2010 consolidated balance sheet in accordance with generally accepted accounting principles.  Invested assets reclassified to “assets held for sale” as of June 30, 2010 included $4.7 million of government bonds and $454.9 million of short-term investments.

OneBeacon Insurance Group, Ltd.

Capital Structure

($ in millions)

	As of
	Dec 31, 2010	Mar 31, 2011
Debt (including current portion):
Senior notes	$419.6	$419.6

OneBeacon’s common shareholders’ equity	1,229.0	1,251.3

Total capitalization	$1,648.6	$1,670.9

Ratio of debt to total capital	25.5%	25.1%

OneBeacon Insurance Group, Ltd.

Interest Coverage

($ in millions)

		Twelve Months Ended
		Dec 31,	Mar 31,
		2010	2011
	Pre-tax income	$128.5	$176.0
	Less:
	Net realized and unrealized investment gains	(74.6)	(55.3)
	Interest expense on debt	29.6	26.8
[A]	Pre-tax operating income before interest expense on debt	$83.5	$147.5

[B]	Interest expense on debt	$29.6	$26.8

	Interest coverage [A/B]	2.8x	5.5x